SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 7, 2002

CityXpress Corp.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-30742	98-0232838
(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1727 West Broadway, Vancouver, B.C. Canada V6J4W6
(Address of Principal Executive Offices)

(604) 638-3811
(Registrant's Telephone Number, Including Area Code)

(Former Name of Former Address, if Changed Since Last Report)

ITEM 5. Other EVENTS

As of August 1,2002 the Company and Lee Enterprises Incorporated ("Lee") amended the Investment Agreement dated November 1, 2000 as amended by the First Amendment to the Investment Agreement dated as of July 30, 2002 by and between the Company and Lee (the "Second Amended Investment Agreement"), whereby Lee would provide additional funding to the Company of up to $300,000 in the form of a floating rate subordinated convertible debentures ("Series S-U debentures"). This would result in a total investment by Lee of $3,300,000 if all debentures were converted. The Series S-U debentures range in principal amount from $125,000 to $75,000 each. The Series S-U debentures will be funded from August 1, 2002 to October 1, 2002. The Company received $100,000 from Lee on August 1, 2002 and issued to Lee the Series S Debenture and received $125,000 from Lee on September 4, 2002 and issued to Lee the Series T Debenture and received $75,000 from Lee on October 1, 2002 and issued the Series U Debenture. The Second Amended Investment Agreement dated August 1, 2002 provides Lee the right to convert the Series S-U floating rate subordinated convertible debentures into common shares of the Company at a conversion price of $0.1760 per common shares. The Series S-U Debentures are convertible into 1,704,545 common shares of the Company. If Lee converts the entire $1,500,000 second investment, the Series G-Series R Debentures they would be convertible into 8,522,727 common shares of the Company. The first investment of $1,500,000 allowed Lee to convert their Series A-F debentures into 6,902,429 common shares of the Company at a conversion price of $0.2173. Should Lee convert all Debentures issued to it pursuant to the First and Second Amended Investment Agreement it would receive 17,129,701 common shares of the Company. The Series S-U Debentures are due and payable on October 31, 2003. The Amended Investment Agreement also contains certain affirmative and negative covenants that restrict the Company's activities. As of September 30, 2002, the Company is in compliance with all the covenants in the Second Amended Investment Agreement. Each Series S-U subordinated convertible debenture bears interest at the Wall Street Journal rate less 1%. Interest due on the convertible debenture can be repaid or converted by Lee into common shares of the Company at fair market value on the date of conversion. In conjunction with the Second Amended Investment Agreement dated August 1, 2002, the Company also amended the July 30, 2001Registration Rights Agreements to reflect the Series S-U Debentures.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

10.1 Second Amended Investment Agreement by and between CityXpress Corp. and Lee Enterprises Incorporated.

10.2 First Amendment to Amend and Restated Registration Rights Agreement between CityXpress Corp. and Lee Enterprises Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITYXPRESS CORP

Date: October 7, 2002	By: /s/ Ken Bradley
Signature

Ken Bradley
Chief Operating Officer

EXHIBITS.

Exhibit Description

Number

10.1 Second Amended Investment Agreement by and between CityXpress Corp. and Lee Enterprises Incorporated.

10.2 First Amendment to Amend and Restated Registration Rights Agreement between CityXpress Corp. and Lee Enterprises Incorporated.

SECOND AMENDMENT TO

INVESTMENT AGREEMENT

THIS SECOND AMENDMENT TO INVESTMENT AGREEMENT (this "Amendment") is made and dated as of August 1, 2002 between Lee Enterprises, Incorporated, a Delaware corporation (the "Purchaser"), and CityXpress Corp., a Florida corporation (the "Company"), and amends that certain Investment Agreement dated as of November 1, 2000, between the Company and the Purchaser as amended by the First Amendment to the Investment Agreement dated as of July 30, 2001 (the "Investment Agreement").

RECITALS

WHEREAS, Company and Purchaser desire to enter into this Second Amendment to Investment Agreement, which will initially re-evidence the purchases under the Investment Agreement and thereafter provide for additional purchases and other financial accommodations to Company;

WHEREAS, the parties wish to provide for the terms and conditions upon which all such purchases or other financial accommodations shall be made;

WHEREAS, all terms used herein shall have the same meanings as in the Investment Agreement unless otherwise defined herein. All references to the Investment Agreement shall mean the Investment Agreement as hereby amended;

NOW THEREFORE, in consideration of any purchase or advance or grant of credit (including any advance or grant of credit by renewal or extension) heretofore or hereafter made to Company by Purchaser, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser and the Company hereby agree to amend the Investment Agreement as follows:

1. Amendments. Effective as of August 1, 2002, the Investment Agreement shall be amended in the following respects:

1.1 Authorization of Debentures. Section 1 is hereby amended by adding the following after Section 1(r):

(s) $100,000 Series S Floating Rate Subordinated Convertible Debentures (the "Series S Debenture"), such term to include each Series S Debenture delivered from time to time in accordance with this Agreement);

(t) $125,000 Series T Floating Rate Subordinated Convertible Debentures (the "Series T Debenture"), such term to include each Series T Debenture delivered from time to time in accordance with this Agreement); and

(u) $75,000 Series U Floating Rate Subordinated Convertible Debentures (the "Series U Debenture"), such term to include each Series U Debenture delivered from time to time in accordance with this Agreement).

The Series A Debenture, Series B Debenture, Series C Debenture, Series D Debenture, Series E Debenture, Series F Debenture, Series G Debenture, Series H Debenture, Series I Debenture, Series J Debenture, Series K Debenture, Series L Debenture, Series M Debenture, Series N Debenture, Series O Debenture, Series P Debenture, Series Q Debenture, Series R Debenture, Series S Debenture, Series T Debenture and Series U Debenture shall be referred to in this Agreement collectively as the "Debentures" (the Series U Debenture, together with the Series I Debenture, Series J Debenture, Series K Debenture, Series L Debenture, Series M Debenture, Series N Debenture, Series O Debenture, Series P Debenture, Series Q Debenture, Series R Debenture, Series S Debenture and Series T Debenture are sometimes collectively referred to as the "Discretionary Purchase Debentures"), such term to include any such debentures issued in substitution therefor pursuant to Section 13 of this Agreement. The Series A Debenture, Series B Debenture, Series C Debenture, Series D Debenture, Series E Debenture, Series F Debenture, Series G Debenture, Series H Debenture, Series I Debenture, Series J Debenture, Series K Debenture, Series L Debenture, Series M Debenture, Series N Debenture, Series O Debenture, Series P Debenture, Series Q Debenture, Series R Debenture, Series S Debenture, Series T Debenture and Series U Debenture shall be substantially in the forms set out in Exhibit 1, Exhibit 2, Exhibit 3, Exhibit 4, Exhibit 5, Exhibit 6, Exhibit 7, Exhibit 8, Exhibit 9, Exhibit 10, Exhibit 11, Exhibit 12, Exhibit 13, Exhibit 14, Exhibit 15, Exhibit 16, Exhibit 17, Exhibit 18, Exhibit 19, Exhibit 20 and Exhibit 21 respectively, with such changes therefrom, if any, as may be approved by Purchaser and the Company. Certain capitalized terms used in this Agreement are defined in this Agreement or in Schedule A. References to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement, and references to Sections are, unless otherwise specified, references to Sections of this Agreement."

1.2 Sale and Purchase of Debenture. Section 2 is hereby amended by deleting the words "Exhibit 1 through 18" therein and substituting therefor the words Exhibits 1-21."

1.3 Additional Closings of Discretionary Purchase Debentures. Section 3.3 is hereby amended by deleting the words "Series J-R" therein and substituting therefor the words "Series J-U."

1.4 No Undisclosed Liabilities. Section 5.3.1 is hereby added:

"Except as disclosed in the financial statements referred to in Section 5.5.1, such financial statements taken as a whole do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. As of the Closing Date, with respect to the financial statements referred to in Section 5.5.1, for the period ended September 30, 2001, there has been no change in the financial condition, operations, business or Properties of the Company or any of its Subsidiaries except changes disclosed in such financial statements that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. With respect to the financial statements referred to in Section 5.5.1, for the period ended June 30, 2002, there has been no change in the financial condition, operations, business or Properties of the Company or any of its Subsidiaries except changes disclosed in such financial statements that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect."

1.5 Financial Statements. Section 5.5.1 is hereby added:

"The Company has delivered to Purchaser copies of the financial statements of the Company and its Subsidiaries as of (a) the Closing attached as Schedules 5.5 and 5.5.1 and (b) June 30, 2002 attached as Schedule 5.5.2, and additional financial statements as required in Section 7.1 hereof. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments)."

1.6 Additional Disclosures. Section 5.2.1 is hereby added:

"The Company has provided Purchaser with the latest version of (a) its Business Plan and (b) most recent draft of the Company's budget for the fiscal year 2002, which is complete and correct as of the date hereof. The Company will apply the proceeds from the sale of the Debentures consistent with the Business Plan."

1.7 Intellectual Property; Proprietary Information of Third Parties. Section 5.22 is hereby deleted in its entirety and the following is substituted therefor:

"The Company is in compliance as of the date of this Agreement and will be in compliance on each Additional Discretionary Purchase Closing Date with all of its representations, warranties and covenants with respect to the Intellectual Property, as defined in the Amended and Restated Loan and Security Agreement made and dated as of July 30, 2001 among Purchaser and CityXpress Corp., a Florida corporation, and its Wholly-Owned Subsidiaries Xceedx Technologies Inc. and Welcome To Search Engine Inc., corporations organized under the laws of the province of British Columbia, Canada (the "Borrowers"), which amends and supercedes that certain Loan and Security Agreement dated as of August 16, 2000, as amended, among the Borrowers and the Purchaser (the "Loan and Security Agreement")."

1.8 Conversion. Section 8.6 is hereby amended by deleting the words "Exhibits 1 through 18" therein and substituting therefor the words "Exhibits 1-21" and deleting the words "Series G-R" therein and substituting therefor the words "Series G-U."

1.9 Total Indebtedness. Section 10.1 is hereby amended by deleting the words "Series A-R" therein and substituting therefor the words "Series A-U."

1.10 Transfer and Exchange of Debentures. The third sentence of Section 13.2 is hereby deleted in its entirety and the following is substituted therefor:

"Each such new Debenture shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1, Exhibit 2, Exhibit 3, Exhibit 4, Exhibit 5, Exhibit 6, Exhibit 7, Exhibit 8, Exhibit 9, Exhibit 10, Exhibit 11 Exhibit 12, Exhibit 13, Exhibit 14, Exhibit 15, Exhibit 16, Exhibit 17, Exhibit 18, Exhibit 19, Exhibit 20 or Exhibit 21 as applicable."

1.11 Schedules. Schedule 3.2 is hereby deleted in its entirety and the attached Schedule 3.2 is substituted therefor.

1.12 Schedules. Schedule 5.5.2 is hereby added to this Agreement.

1.13 Exhibits. Exhibits 19, 20 and 21 are hereby added to the Investment Agreement in the form attached hereto.

2. Representations and Warranties. The Company represents and warrants to the Purchaser that, on and as of the date hereof, and after giving effect to this Amendment:

2.1 Authority. The Company has all the necessary corporate power to make, execute and deliver this Amendment and the Debentures, and this Amendment is the legal, valid and enforceable obligation of the Company it purports to be.

2.2 No Legal Obstacle to Amendment. Neither the execution of this Amendment, the making by the Company of any sales under the Investment Agreement, nor the performance of the Investment Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or result in the creation under any agreement or instrument of any security interest, lien, charge or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Amendment and the Other Agreements, or the transactions contemplated hereby or thereby, or the making of any sales to Purchaser under the Investment Agreement.

2.3 Incorporation of Certain Representatives. The representations and warranties set forth in Section 5 of the Investment Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

2.4 Default. No unmatured Event of Default or Event of Default has occurred and is continuing under the Investment Agreement.

3. Miscellaneous.

3.1 Effectiveness of the Amendment; Execution in Counterparts. Except as hereby expressly amended, the Investment Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. This Amendment shall become effective upon the execution hereof by each of the Company and the Purchaser and delivery of the same to the Purchaser. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

3.2 Waivers. This Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Investment Agreement, any Other Agreement or under any agreement, contract, indenture, document or instrument mentioned in the Investment Agreement; nor does it preclude any exercise thereof, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in this Amendment, constitute a waiver of any other default of the same or of any other term or provision.

3.3 JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF IOWA.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

CORPORATION:	PURCHASER:

CityXpress Corp.	Lee Enterprises, Incorporated

/s/ Ken Bradley	/s/ G. Schermer
By: Ken Bradley	By: Gregory P. Schermer
Title: Chief Operating Officer & CFO	Title: Vice President, Interactive Media

SCHEDULE 3.2

Schedule of Additional Closing Dates

Closing Date

Series A $250,000 Floating Rate Subordinated Convertible Debenture November 10, 2000

Series B $250,000 Floating Rate Subordinated Convertible Debenture November 10, 2000

Series C $250,000 Floating Rate Subordinated Convertible Debenture December 1, 2000

Series D $250,000 Floating Rate Subordinated Convertible Debenture January 1, 2001

Series E $250,000 Floating Rate Subordinated Convertible Debenture March 1, 2001

Series F $250,000 Floating Rate Subordinated Convertible Debenture May 1, 2001

Series G $310,000 Floating Rate Subordinated Convertible Debenture August 10, 2001

Series H $200,000 Floating Rate Subordinated Convertible Debenture September 1, 2001

Series I $200,000 Floating Rate Subordinated Convertible Debenture October 1, 2001

Series J $50,000 Floating Rate Subordinated Convertible Debenture November 1, 2001

Series K $50,000 Floating Rate Subordinated Convertible Debenture December 1, 2001

Series L $100,000 Floating Rate Subordinated Convertible Debenture January 2, 2002

Series M $100,000 Floating Rate Subordinated Convertible Debenture February 1, 2002

Series N $100,000 Floating Rate Subordinated Convertible Debenture March 1, 2002

Series O $100,000 Floating Rate Subordinated Convertible Debenture April 1, 2002

Series P $100,000 Floating Rate Subordinated Convertible Debenture May 1, 2002

Series Q $100,000 Floating Rate Subordinated Convertible Debenture June 1, 2002

Series R $90,000 Floating Rate Subordinated Convertible Debenture July 1, 2002

Series S $100,000 Floating Rate Subordinated Convertible Debenture As of August 1, 2002

Series T $125,000 Floating Rate Subordinated Convertible Debenture As of September 1, 2002

Series U $75,000 Floating Rate Subordinated Convertible Debenture As of October 1, 2002

FIRST AMENDMENT TO

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made and dated as of August 1, 2002 between Lee Enterprises, Incorporated, a Delaware corporation (the "Purchaser"), and CityXpress Corp., a Florida corporation (the "Corporation"), and amends that certain Amended and Restated Registration Rights Agreement dated as of July 30, 2001 between the Corporation and the Purchaser (the "Registration Rights Agreement").

RECITALS

WHEREAS, the Purchaser is purchasing from the Corporation Series S-U Floating Rate Subordinated Convertible Debentures, together with Series A-R Floating Rate Subordinated Convertible Debentures Authorized Aggregate Issue $3,300,000 (the "Debentures"), which Debentures are convertible into shares of Common Stock, par value $.001 per share, of the Corporation (the "Common Stock"), as contemplated by that certain Investment Agreement dated as of November 1, 2000, which was amended by the First Amendment thereto dated as of July 30, 2001 and the Second Amendment thereto dated as of August 1, 2002 (the "Investment Agreement") by and between the Corporation and the Purchaser, which is incorporated by reference herein, such purchases being subject to the terms and conditions of the Investment Agreement; and

WHEREAS, the Corporation wishes to provide the Purchaser with the same registration rights for the Series S-U Floating Rate Subordinated Convertible Debentures that have been accorded the Purchaser for the Series A-R Floating Subordinated Convertible Debentures;

WHEREAS, all terms used in this Amendment shall have the same meanings as in the Registration Rights Agreement unless otherwise defined herein. All references to the Registration Rights Agreement shall mean the Registration Rights Agreement as hereby amended;

NOW THEREFORE, in consideration of any purchase of Debentures heretofore or hereafter made by the Purchaser, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser and the Corporation hereby agree to amend the Registration Rights Agreement as follows:

1. Amendments. Effective as of August 1, 2002, the Registration Rights Agreement shall be amended in the following respects:

1.1 Amendment to Recitals. The Registration Rights Agreement is hereby amended by deleting the first "WHEREAS" provision therein and substituting therefor the following:

"WHEREAS, the Purchaser is purchasing from the Corporation Series A-U Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $3,300,000, Convertible for Common Stock of the Corporation (the "Debenture" or "Debentures"), which Debentures are convertible into shares of Common Stock, par value $.001 per share, of the Corporation (the "Common Stock"), as contemplated by that certain Investment Agreement dated as of November 1, 2000, which was amended by the First Amendment thereto dated as of July 30, 2001 and the Second Amendment thereto dated as of August 1, 2002 (the "Investment Agreement") by and between the Corporation and the Purchaser, and incorporated by reference herein, such purchases being subject to the terms and conditions of the Investment Agreement; and"

1.2 Amendment to Agreement. The Registration Rights Agreement is hereby amended by deleting the words "Series A-R" therein and substituting therefor the words "Series A-U."

2. Representations and Warranties. The Corporation represents and warrants to the Purchaser that, on and as of the date hereof, and after giving effect to this Amendment:

2.1 Authority. The Corporation has all the necessary corporate power to make, execute and deliver this Amendment, and this Amendment is the legal, valid and enforceable obligation of the Corporation it purports to be.

2.2 No Legal Obstacle to Amendment. Neither the execution of this Amendment, the making by the Corporation of any sales under the Investment Agreement, nor the performance of the Investment Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which the Corporation is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Corporation, or result in the creation under any agreement or instrument of any security interest, lien, charge or encumbrance upon any of the assets of the Corporation. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Corporation of this Amendment, or the transactions contemplated hereby, or the making of any sales to Purchaser under the Investment Agreement.

3. Miscellaneous.

3.1 Effectiveness of the Amendment; Execution in Counterparts. Except as hereby expressly amended, the Registration Rights Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

3.2 Waivers. This Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Registration Rights Agreement or under any agreement, contract, indenture, document or instrument mentioned in the Investment Agreement; nor does it preclude any exercise thereof, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in this Amendment, constitute a waiver of any other default of the same or of any other term or provision.

3.3 JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF IOWA.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

CORPORATION:	PURCHASER:

CityXpress Corp.	Lee Enterprises, Incorporated

/s/ Ken Bradley	/s/ G. Schermer
By: Ken Bradley	By: Gregory P. Schermer
Title: Chief Operating Officer & CFO	Title: Vice President, Interactive Media